Exhibit 10.5

                             EQUITY PLEDGE AGREEMENT

This Equity Pledge Agreement (hereinafter this "Agreement") is dated November 1, 2005, and is entered into in Zhejiang China by, China Capital Future Development Limited, incorporated under law of British Virgin Islands ("Pledgee"), each of the shareholders of Party B listed on the signature pages hereto (collectively, the "Pledgors"), and Zhejiang Yong Xin Digital Technology Co., Ltd., duly established under law of People's Republic of China, with a registered address at No. 315 Hu Shu Nan Rd, Gong Ye District, Hangzhou ("Party B" or "Company"),

                                    RECITALS

     1. The Pledgee, a company duly incorporated under law of British Islands, has the expertise in the business of digital products.

     2.The Pledgors are shareholders of the Company. The Pledgors collectively own over100% of the outstanding equity interests of the Company.

     3. Pledgee and the Company have executed a Consulting Services Agreement (hereinafter "Consulting Services Agreement" or "Services Agreement") concurrently herewith. Based on this agreement, The Company shall pay technical consulting and service fees (hereinafter the "Consulting Services Fees" or "Services Fees") to Pledgee for offering consulting and related services.

     4. In order to ensure that the Company will perform its obligations under the Consulting Services Agreement, and in order to provide an additional mechanism for the Pledgee to enforce its rights to collect the Consulting Services Fees from the Company, the Pledgors agree to pledge all their equity interest in the Company as security for the performance of the obligations of the Company under the Consulting Services Agreement and the payment of Consulting Services Fees under such agreement.

     NOW THEREFORE, the Pledgee, the Company and the Pledgors through mutual negotiations hereby enter into this Agreement based upon the following terms:

     1. Definitions and Interpretation. Unless otherwise provided in this Agreement, the following terms shall have the following meanings:

          1.1 "Pledge" refers to the full content of Section 2 hereunder.

          1.2 "Equity Interest" refers to all the equity interest in the Company legally held by the Pledgors.

          1.3 "Term of Pledge"  refers to the period  provided for under Section
3.2 hereunder.

          1.4 "Event of Default"  refers to any event in accordance with Section
7.1 hereunder.

          1.5 "Notice of Default" refers to the notice of default issued by the Pledgee in accordance with this Agreement.

     2. Pledge. The Pledgors agree to pledge their equity interest in the Company to the Pledgee ("Pledged Collateral") as a security for the obligations of the Company under the Consulting Services Agreement. Pledge under this Agreement refers to the rights owned by the Pledgee, who shall be entitled to a priority in receiving payment by the evaluation or proceeds from the auction or sale of the equity interest pledged by the Pledgors to the Pledgee.

     3. Term of Pledge.

          3.1 The Pledge shall take effect as of the date when the Pledge of the equity interest under this Agreement is recorded in the Register of Shareholder of The Company. The term of the Pledge shall last until two (2) years after the obligations under the Consulting Services Agreement are fulfilled.

          3.2 During the term of the Pledge, the Pledgee shall be entitled to vote, control, sell, or dispose of the pledged assets in accordance with this Agreement in the event that Pledgors do not perform their obligation under the

Consulting Services Agreement and the Company fails to pay the Consulting Service Fees in accordance with the Consulting Services Agreement.

          3.3 During the term of the Pledge, the Pledgee shall be entitled to collect any and all dividends declared or paid in connection with the equity interest.

     4. Pledge Procedure and Registration

          4.1 The Pledge under this Agreement shall be recorded in the Register of Shareholders of the Company. The Pledgor shall, within 10 days after the date of this Agreement, process the registration procedures with Administration for Industry and Commerce concerning the Pledge.

     5. Representation and Warranties of Pledgors.

          5.1 The Pledgors are the legal owners of the equity interest pledged.

          5.2 The Pledgors have not pledged the equity interest to any other party, and or the equity interest is not encumbered to any other person except for the Pledgee.

     6. Covenants of Pledgors.

          6.1 During the effective term of this Agreement, the Pledgors promise to the Pledgee for its benefit that the Pledgors shall: 6.1.1 Not transfer or assign the equity interest, create or permit to create any pledges which may have an adverse effect on the rights or benefits of the Pledgee without prior written consent from the Pledgee.

               6.1.2 Comply with and implement laws and regulations with respect to the pledge of rights; present to the Pledgee the notices, orders or suggestions with respect to the Pledge issued or made by the competent authority within five (5) days upon receiving such notices, orders or suggestions; and comply with such notices, orders or suggestions; or object to the foregoing matters at the reasonable request of the Pledgee or with consent from the Pledgee.

               6.1.3 Timely notify the Pledgee of any events or any received notices which may affect the Pledgor's equity interest or any part of its right, and any events or any received notices which may change the Pledgor's any warranty and obligation under this Agreement or affect the Pledgor's performance of its obligations under this Agreement.

          6.2 The Pledgors agree that the Pledgee's right to the Pledge obtained from this Agreement shall not be suspended or inhibited by any legal procedure launched by the Pledgor or any successors of the Pledgor or any person authorized by the Pledgor or any such other person.

          6.3 The Pledgors promise to the Pledgee that in order to protect or perfect the security for the payment of the Services Fees, the Pledgors shall execute in good faith and cause other parties who have interests in the Pledge to execute all the title certificates, contracts, and perform actions and cause other parties who have interests to take action, as required by the Pledgee; and make access to exercise the rights and authorization vested in the Pledgee under this Agreement.

          6.4 The Pledgors promise to the Pledgee that they will execute all amendment documents (if applicable and necessary) in connection with any registration of the Pledge with the Pledgee or its designated person (natural person or a legal entity), and provide the notice, order and decision to the Pledgee as necessary, within a reasonable amount of time upon request.

          6.5 The Pledgors promise to the Pledgee that they will comply with and perform all the guarantees, covenants, warranties, representations and conditions for the benefits of the Pledgee. The Pledgors shall compensate all the losses suffered by the Pledgee as a result of the Pledgors failing perform or fully perform their guarantees, covenants, warranties, representations and conditions.

     7. Events Of Default.

          7.1  The following events shall be regarded as the events of default:

               7.1.1 This Agreement is deemed illegal by a governing authority in the PRC, or the Pledgor is not capable of continuing to perform the obligations herein due to any reason except FORCE MAJEURE;

               7.1.2 The Company fails to make full payment of the Services Fees as scheduled under the Service Agreement;

               7.1.3 A Pledgor makes any materially false or misleading representations or warranties under Section 5 herein, and/or the Pledgor breaches any warranties under Section 5 herein;

               7.1.4    A Pledgor breaches the covenants under Section 6 herein;

               7.1.5    A Pledgor breaches the term or condition herein;

               7.1.6    A  Pledgor  waives  the  pledged   equity   interest  or
                        transfers or assigns the pledged equity interest without prior written consent of the Pledgee;

               7.1.7 The Company is incapable of repaying the general debt or other debt;

               7.1.8 The property of the Pledgor is adversely affected causing the Pledgee to believe that the capability of the Pledgor to perform the obligations herein is adversely affected;

               7.1.9 The successors or agents of the Company are only able to perform a portion of or refuse to perform the payment obligations under the Service Agreement;

               7.1.10 The breach of the other terms by action or inaction under this agreement by the Pledgor.

          7.2 The Pledgor shall immediately give a written notice to the Pledgee if the Pledgor is aware of or discovers that any event under Section 7.1 herein or any event that may result in the foregoing events has occurred or is likely to occur.

          7.3 Unless the event of default under Section 7.1 herein has been solved to the Pledgee's satisfaction, the Pledgee, at any time when the event of default occurs or thereafter, may give a written notice of default to the Pledgor and require the Pledgor to immediately make full payment of the outstanding Service Fees under the Service Agreement and other payables or exercise other rights in accordance with Section 8 herein.

     8.   Exercise of Remedies.

          8.1 Authorized Action by Secured Party. The Pledgors hereby irrevocably appoint Pledgee the attorney-in-fact of the Pledgors for the purpose of carrying out the security provisions of this Agreement and taking any action and executing any instrument that the Pledgee may deem necessary or advisable to accomplish the purposes of this Agreement. If an event of default occurs, or is continuing, Pledgee shall have the right to exercise the following rights and powers:

          (a) Collect by legal proceedings or otherwise and endorse and/or receive all payments, proceeds and other sums and property now or hereafter payable on or on account of the Pledged Collateral;

          (b) Enter into any extension, reorganization, deposit, merger, consolidation or other agreement pertaining to, or deposit, surrender, accept, hold or apply other property in exchange for the Pledged Collateral;

          (c)  Transfer the Pledged Collateral to its own or its nominee's name;

          (d) Make any compromise or settlement, and take any action it deems advisable, with respect to the Pledged Collateral;

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
          (e) Notify any obligor with respect to any Pledged Collateral to make payment directly to the Pledgee;

          (f) All rights of the Pledgors to exercise the voting and other consensual rights it would otherwise be entitled to exercise without any action or the giving of any notice shall cease, and all such rights shall thereupon become vested in the Pledgee;

          (g) All rights of the Pledgors to receive distributions with respect to the Pledged Collateral which it would otherwise be authorized to receive and retain shall cease and all such rights shall thereupon become vested in the Pledgee; and

          (h) The Pledgors shall execute and deliver to the Pledgee appropriate instruments as the Pledgee may request in order to permit the Pledgee to exercise the voting and other rights which it may be entitled to exercise and to receive all distributions which it may be entitled to receive.

               The Pledgors hereby grant to Pledgee an exclusive, irrevocable power of attorney, with full power and authority in the place and stead of the Pledgors to take all such action permitted under this Section 8.1. Such power of attorney shall be effective, automatically and without the necessity of any action (including any transfer of any Pledged Collateral) by any person, upon the occurrence and continuance of an event of default. Pledgee shall not have any duty to exercise any such right or to preserve the same and shall not be liable for any failure to do so or for any delay in doing so.

          8.2 Event of defaults; Remedies. Upon the occurrence of an event of default, Pledgee may, without notice to or demand on the Pledgors and in addition to all rights and remedies available to Pledgee, at law, in equity or otherwise, do any of the following:

          (a) Require the Pledgors to immediately pay all outstanding unpaid amounts due under the Consulting Services Agreement;

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
          (b) Foreclose or otherwise enforce Pledgee's security interest in any manner permitted by law or provided for in this Agreement;

          (c)  Terminate this Agreement pursuant to Section 11;

          (d) Exercise any and all rights as beneficial and legal owner of the Pledged Collateral, including, without limitation, perfecting assignment of and exercising any and all voting, consensual and other rights and powers with respect to any Pledged Collateral; and

          (e) Exercise any and all the rights and remedies of a secured party upon default under applicable law.

          8.3 The Pledgee shall give a notice of default to the Pledgors when the Pledgee exercises its remedies under this Agreement.

          8.4 Subject to Section 7.3, the Pledgee may exercise its remedies under this Agreement at any time after the Pledgee gives a notice of default in accordance with Section 7.3 or thereafter.

          8.5 The Pledgee is entitled to priority in receiving payment by the evaluation or proceeds from the auction or sale of whole or part of the equity interest pledged herein in accordance with legal procedure until the unpaid Services Fees under the Services Agreement are repaid.

          8.6 The Pledgor shall not hinder the Pledgee from exercising its rights in accordance with this Agreement and shall give necessary assistance so that the Pledgee may exercise its rights in full.

     9.   Assignment.

          9.1 The Pledgors shall not donate or transfer rights and obligations herein without prior consent from the Pledgee.

          9.2 This Agreement shall be binding upon each of the Pledgors and his, her or its successors and be binding on the Pledgee and his each successor and assignee.

          9.3 The Pledgee may transfer or assign his all or any rights and obligations under the Service Agreement to any individual specified by it

(natural person or legal entity) at any time. In this case, the assignee shall enjoy and undertake the same rights and obligations herein of the Pledgee as if the assignee is a party hereto. When the Pledgee transfers or assigns the rights and obligations under the Service Agreement, and such transfer shall only be subject to a written notice serviced to Pledgors, and at the request of the Pledgee, the Pledgors shall execute the relevant agreements and/or documents with respect to such transfer or assignment.

          9.4 In the event of a change in control of the Pledgee's resulting in the transfer or assignment of this agreement, the successor parties to the pledge shall execute a new pledge contract.

     10.  Formalities, Fees and Other Charges.

          10.1 The Pledgors shall be responsible for all the fees and actual expenses in relation to this Agreement including but not limited to legal fees, cost of production, stamp tax and any other taxes and charges. If the Pledgee pays the relevant taxes in accordance with applicable law, the Pledgors shall fully indemnify the Pledgee such taxes paid by the Pledgee.

          10.2 The Pledgors shall be responsible for all the fees (including but not limited to any taxes, formalities fees, management fees, litigation fees, attorney's fees, and various insurance premiums in connection with disposition of Pledge) incurred by the Pledgors for the reason that the Pledgors fail to pay any payable taxes, fees or charges for other reasons which cause the Pledgee to recourse by any means or ways.

     11.  Force Majeure.

          11.1 "FORCE MAJEURE" shall include but not be limited to acts of governments, acts of nature, fire, explosion, typhoon, flood, earthquake, tide, lightning, war, refers to any unforeseen events beyond the party's reasonable control and cannot be prevented with reasonable care. However, any shortage of credit, capital or finance shall not be regarded as an event beyond a Party's reasonable control. The affected the Company FORCE MAJEURE shall notify the other party of such event resulting in exemption promptly.

          11.2 In the event that the affected party is delayed in or prevented from performing its obligations under this Agreement by FORCE MAJEURE, only within the scope of such delay or prevention, the affected party will not be responsible for any damage by reason of such a failure or delay of performance.

The affected party shall take appropriate means to minimize or remove the effects of FORCE MAJEURE and attempt to resume performance of the obligations delayed or prevented by the event of FORCE MAJEURE. After occurrence of an event of FORCE MAJEURE, when such event or condition ceases to exist, both parties agree to resume the performance of this Agreement with their best efforts.

     12. Confidentiality. The parties of this agreement acknowledge and make sure that all the oral and written materials exchanged relating to this contract are confidential. All the parties have to keep them confidential and can not disclose them to any other third party without other parties' prior written approval, unless: (a) the public know and will know the materials (not because of the disclosure by any contractual party); (b) the disclosed materials are required by laws or stock exchange rules; or (c) materials relating to this transaction are disclosed to parties' legal consultants or financial advisors, however, who have to keep them confidential as well. Disclosure of confidential information by Employees or hired institutions of the parties is deemed as the act by the parties, therefore, subjecting them to liability.

     13.  Dispute Resolution.

          13.1 This Agreement shall be governed by and construed in accordance with the PRC law.

          13.2 The parties shall strive to settle any dispute arising from the interpretation or performance, or in connection with this Agreement through friendly consultation. In case no settlement can be reached through consultation, each party can submit such matter to China International Economic and Trade Arbitration Commission ("CIETAC") for arbitration. The arbitration shall follow the current rules of CIETAC, and the arbitration proceedings shall be conducted in Chinese and shall take place in Beijing. Any resulting arbitration award shall be final and binding upon the parties.

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
     14. Notices. Any notice which is given by the parties hereto for the purpose of performing the rights and obligations hereunder shall be in writing. Where such notice is delivered personally, the time of notice is the time when such notice actually reaches the addressee; where such notice is transmitted by facsimile, the notice time is the time when such notice is transmitted. If such notice does not reach the addressee on business date or reaches the addressee after the business time, the next business day following such day is the date of notice. The delivery place is the address first written above of the parties hereto or the address advised in writing including via facsimile from time to time.

     15. Entire Contract. All Parties agree that this Agreement constitute the entire agreement of the Parties with respect to the subject matter therein upon its effectiveness and supersedes and replaces all prior oral and/or written agreements and understandings relating to this Agreement.

     16. Severability. Any provision of this Agreement which is invalid or unenforceable because of inconsistent with the relevant laws shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability, without affecting in any way the remaining provisions hereof.

     17. Appendices. The appendices to this Agreement are entire and integral part of this Agreement.

     18.  Amendment or Supplement.

          18.1 Parties may amend and supply this Agreement with a written agreement, provided that such amendment shall be duly executed and signed by the Pledgee, The Company, and holders of a majority of the shares of The Company held by the Pledgors, and such amendment shall thereupon become a part of this Agreement and shall have the same legal effect as this Agreement.

          18.2 This agreement and any amendments, modification, supplements, additions or changes hereto shall be in writing and come into effect upon being executed and sealed by the parties hereto.

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

     19. Language and Copies of the Agreement. This Agreement has been executed in four (4) duplicate originals in English, each Party has received one (1) duplicate original, and all originals shall be equally valid.



                            [SIGNATURE PAGE FOLLOWS]

                                 SIGNATURE PAGE

IN WITNESS WHEREOF each party hereto has caused this Agreement duly executed by itself or a duly authorized representative on its behalf as of the date first written above.


PLEDGEE:          Capital Future Development Limited
                  Capital Future Development Limited

                  Legal/Authorized Representative: /s/
                                                  ----------------------------
                  Name:
                       -------------------------------------------------------
                  Title:
                        ------------------------------------------------------


THE COMPANY:      Zhejiang Yong Xin Digital Technology Co., Ltd.

                  Legal/Authorized Representative: /s/
                                                  ----------------------------
                  Name:
                       -------------------------------------------------------
                  Title:
                        ------------------------------------------------------

                             PLEDGEE SIGNATURE PAGE


PLEDGORS:

               SHAREHOLDERS OF THE COMPANY:


                   /s/ WANG Zhenggang
                   ---------------------------------
               By: WANG Zhenggang;
               (PRC ID Card No.: 330725196811015038);
               Shares of. Zhejiang Yong Xin Digital Technology Co., Ltd. owned by WANG Zhenggang: 35%;
               Home Address: No7, South block 4, Xia Che Men, Yiwu, Zhejiang,
                             China;



                   /s/ Zhang Yimin
                   ---------------------------------
               By: Zhang Yimin
               (PRC ID Card No.: 420106196706282812)
               Shares of Zhejiang Yong Xin Digital Technology Co., Ltd owned by ZHANG Yimin: 20%;
               Home Address: No 13 Block 13 Jinshang Li Ding, Chou Cheng Street,
                             Yiwu, Zhejiang, China

                   /s/ LV Huiyi
                   ---------------------------------
               By: LV Huiyi
               (PRC ID Card No.: 440111197109154838)
               Shares of Zhejiang Yong Xin Digital Technology Co., Ltd owned by ZHANG Yimin: 20%;
               Home Address: Suite 101, No.45, 475 Huang Chen Dong Road,
                             Guangdong, China




                   /s/ WANG Xiaochun
                   ---------------------------------
               By: WANG Xiaochun
               (PRC ID Card No.: 330723780207004)
               Shares of Zhejiang Yong Xin Digital Technology Co., Ltd owned by ZHANG Yimin: 15%;
               Home Address: No. 19, Daming Hall, Wuyang Town, Wuyi District,
                             Zhejiang, China

                   /s/ BAO Zhongsheng
                   ---------------------------------
               By: BAO Zhongsheng
               (PRC ID Card No.: 330725197805030818)
               Shares of Zhejiang Yong Xin Digital Technology Co., Ltd owned by ZHANG Yimin: 10%;
               Home Address: No 13 Block 13 Jinshang Li Ding, Chou Cheng Street,
                             Yiwu, Zhengjiang

                                   APPENDIX 1

                    RESOLUTIONS OF THE GENERAL SHAREHOLDERS'
                             MEETING OF THE COMPANY

WHEREAS, that certain significant shareholders of Company have agreed to pledge their shares of the company under an Equity Pledge Agreement dated November 1; 2005 and

WHEREAS, it is in the best interest of the Company for the shareholders to enter into such Equity Pledge Agreement.

RESOLVED, that the pledge of shares held by the shareholders of the company under the Equity Pledge Agreement is hereby approved.

This resolution was executed and submitted on November 1; 2005 by the undersigned shareholders:

SHAREHOLDERS:

                  /s/ WANG Zhenggang
                  ---------------------------------
              By: WANG Zhenggang;
              (PRC ID Card No.: 330725196811015038);
              Shares of. Zhejiang Yong Xin Digital Technology Co., Ltd. owned by WANG Zhenggang: 35%;
              Home Address: No7, South block 4, Xia Che Men, Yiwu, Zhejiang,
                            China;


                  /s/ Zhang Yimin
                  ---------------------------------
              By: Zhang Yimin
              (PRC ID Card No.: 420106196706282812)
              Shares of Zhejiang Yong Xin Digital Technology Co., Ltd owned by ZHANG Yimin: 20%;
              Home Address: No 13 Block 13 Jinshang Li Ding, Chou Cheng Street,
                            Yiwu, Zhejiang, China

                   /s/ LV Huiyi
                   ---------------------------------
               By: LV Huiyi
               (PRC ID Card No.: 440111197109154838)
               Shares of Zhejiang Yong Xin Digital Technology Co., Ltd owned by ZHANG Yimin: 20%;
               Home Address: Suite 101, No.45, 475 Huang Chen Dong Road,
                             Guangdong, China




                   /s/ WANG Xiaochun
                   ---------------------------------
               By: WANG Xiaochun
               (PRC ID Card No.: 330723780207004)
               Shares of Zhejiang Yong Xin Digital Technology Co., Ltd owned by ZHANG Yimin: 15%;
               Home Address: No. 19, Daming Hall, Wuyang Town, Wuyi District,
                             Zhejiang, China

                   /s/ BAO Zhongsheng
                   ---------------------------------
               By: BAO Zhongsheng
               (PRC ID Card No.: 330725197805030818)
               Shares of Zhejiang Yong Xin Digital Technology Co., Ltd owned by ZHANG Yimin: 10%;
               Home Address: No 13 Block 13 Jinshang Li Ding, Chou Cheng Street,
                             Yiwu, Zhengjiang